UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2003


                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                       0-19171                91-1463450
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)


                   22021 - 20th Avenue S.E., Bothell, WA 98021
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               (Address of principal executive offices) (Zip code)


                                 (425) 485-1900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

           Exhibit 99 - Press Release of ICOS Corporation dated April 30, 2003, reporting ICOS' financial results for the quarter ended March 31, 2003.

ITEM 9.    Regulation FD Disclosure and Disclosure Under Item 12

           The following information, which is required to be furnished under
Item 12, "Results of Operations and Financial Condition," is being furnished under Item 9, "Regulation FD Disclosure," in accordance with the Securities and Exchange Commission Release No. 33-8216.

         On April 30, 2003, ICOS Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ICOS CORPORATION


Date:  April 30, 2003          By:  /S/ MICHAEL A. STEIN
       --------------               --------------------
                                    Michael A. Stein
                                    Vice President and Chief Financial Officer
                                    (Principal Financial Officer)



                                  EXHIBIT INDEX

Exhibit No.   Description

99 Press Release of ICOS Corporation dated April 30, 2003, reporting ICOS' financial results for the quarter ended March 31, 2003